Exhibit 4.9

Commodity Premises Subscription Form

No.: 102615042

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                               Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5601, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 240.73 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty Thousand Three Hundred and Seventeen Yuan Nine Jiao Two Fen (RMB 40,317.92)

Total Premise Price (RMB)	RMB: Nine Million Seven Hundred and Five Thousand Seven Hundred and Thirty-two Yuan Eight Jiao Eight Fen (RMB 9,705,732.88)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Nine Million Seven Hundred and Five Thousand Seven Hundred and Thirty-Two Yuan Eight Jiao Eight Fen (RMB 9,705,732.88) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102616042

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                     Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5602, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Two Thousand Nine Hundred and Thirty-One Yuan Two Fen (RMB 42,931.02)

Total Premise Price (RMB)	RMB: Twelve Million Three Hundred and Eight Thousand Three Hundred and Twenty-three Yuan Four Jiao Three Fen (RMB 12,308,323.43)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Twelve Million Three Hundred and Eight Thousand Three Hundred and Twenty-three Yuan Four Jiao Three Fen (RMB 12,308,323.43) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102617043

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5603, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 250.72 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Two Thousand Nine Hundred and Ninety-three Yuan Two Jiao Four Fen (RMB 42,993.24)

Total Premise Price (RMB)	RMB: Ten Million Seven Hundred and Seventy-Nine Thousand Two Hundred and Sixty-Five Yuan One Jiao Three Fen (RMB 10,779,265.13)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Ten Million Seven Hundred and Seventy-Nine Thousand Two Hundred and Sixty-Five Yuan One Jiao Three Fen (RMB 10,779,265.13) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102619044

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                          Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                  Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5604, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Seven Thousand Four Hundred and Ten Yuan Six Jiao Three Fen (RMB 47,410.63)

Total Premise Price (RMB)	RMB: Thirteen Million Five Hundred and Ninety-Two Thousand Six Hundred and Twenty-Seven Yuan Six Jiao Two Fen (RMB 13,592,627.62)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Thirteen Million Five Hundred and Ninety-Two Thousand Six Hundred and Twenty-Seven Yuan Six Jiao Two Fen (RMB 13,592,627.62) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102620044

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5605, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 240.73 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Seven Thousand Three Hundred and Forty-Eight Yuan Four Jiao One Fen (RMB 47,348.41)

Total Premise Price (RMB)	RMB: Eleven Million Three Hundred and Ninety-Eight Thousand One Hundred and Eighty-Two Yuan Seven Jiao Four Fen (RMB 11,398,182.74)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Eleven Million Three Hundred and Ninety-Eight Thousand One Hundred and Eighty-Two Yuan Seven Jiao Four Fen (RMB 11,398,182.74) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102621055

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                               Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5606, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Seven Thousand Four Hundred and Ten Yuan Six Jiao Three Fen (RMB 47,410.63)

Total Premise Price (RMB)	RMB: Thirteen Million Five Hundred and Ninety-Two Thousand Six Hundred and Twenty-Seven Yuan Six Jiao Two Fen (RMB 13,592,627.62)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Thirteen Million Five Hundred and Ninety-Two Thousand Six Hundred and Twenty-Seven Yuan Six Jiao Two Fen (RMB 13,592,627.62) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102622056

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5607, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office
Forecasted Building Area	Forecasted Building Area in total: 250.72 square meters

Building Area of the Premise (RMB/m2)	RMB: Thirty-Nine Thousand and Seventy-Three Yuan Five Jiao Eight Fen (RMB 39,073.58)

Total Premise Price (RMB)	RMB: Nine Million Seven Hundred and Ninety-Six Thousand Five Hundred and Twenty Seven Yuan Nine Jiao Eight Fen (RMB: 9,796,527.98)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Nine Million Seven Hundred and Ninety-Six Thousand Five Hundred and Twenty Seven Yuan Nine Jiao Eight Fen (RMB: 9,796,527.98) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102623053

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                              Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5608, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Thirty-Seven Thousand Four Hundred and Fifty-Five Yuan Nine Jiao Five Fen (RMB 37,455.95)

Total Premise Price (RMB)	RMB: Ten Million Seven Hundred and Thirty-Eight Thousand Six Hundred and Twenty Yuan Eight Jiao Six Fen (RMB: 10,738,620.86)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Ten Million Seven Hundred and Thirty-Eight Thousand Six Hundred and Twenty Yuan Eight Jiao Six Fen (RMB: 10,738,620.86) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102630053

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5708, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Thirty-Seven Thousand Nine Hundred and Fifty-Three Yuan Six Jiao Eight Fen (RMB 37,953.68)

Total Premise Price (RMB)	RMB: Ten Million Eight Hundred and Eighty-one Thousand Three Hundred and Twenty Yuan Six Fen (RMB: 10,881,320.06)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Ten Million Eight Hundred and Eighty-one Thousand Three Hundred and Twenty Yuan Six Fen (RMB: 10,881,320.06) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102631054

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***]

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                          Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                          Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5707, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 250.72 square meters

Building Area of the Premise (RMB/m2)	RMB: Thirty-Nine Thousand Five Hundred and Seventy-One Yuan Three Jiao Two Fen (RMB 39,571.32)

Total Premise Price (RMB)	RMB: Nine Million Nine Hundred and Twenty-One Thousand Three Hundred and Twenty-One Yuan Three Jiao Five Fen (RMB: 9,921,321.35)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Nine Million Nine Hundred and Twenty-One Thousand Three Hundred and Twenty-One Yuan Three Jiao Five Fen (RMB: 9,921,321.35) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102629051

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***]

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                          Gender:Male                                          Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5706, Unit 1, Building 3 Wisdom Gate Center.

Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Eight Thousand One Hundred and Fifty-seven Yuan Two Jiao Three Fen (RMB 48,157.23)

Total Premise Price (RMB)	RMB: Thirteen Million Eight Hundred and Six Thousand Six Hundred and Seventy-Seven Yuan Eight Jiao Four Fen (RMB: 13,806,677.84)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Thirteen Million Eight Hundred and Six Thousand Six Hundred and Seventy-Seven Yuan Eight Jiao Four Fen (RMB: 13,806,677.84) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102628059

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                          Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5705, Unit 1, Building 3 Wisdom Gate Center.

Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 240.73 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Eight Thousand One Hundred and Fifty-Seven Yuan Two Jiao Three Fen (RMB 48,157.23)

Total Premise Price (RMB)	RMB: Eleven Million Five Hundred and Ninety-two Thousand Eight Hundred and Eighty-Nine Yuan Nine Jiao Eight Fen (RMB: 11,592,889.98)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Eleven Million Five Hundred and Ninety-two Thousand Eight Hundred and Eighty-Nine Yuan Nine Jiao Eight Fen (RMB: 11,592,889.98) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102627058

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5704, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-eight Thousand One Hundred and Fifty-seven Yuan Two Jiao Three Fen (RMB 48,157.23)

Total Premise Price (RMB)	RMB: Thirteen Million Eight Hundred and Six Thousand Six Hundred and Seventy-seven Yuan Eight Jiao Four Fen (RMB: 13,806,677.84)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment
Lump-sum payment: the total price of Thirteen Million Eight Hundred and Six Thousand Six Hundred and Seventy-seven Yuan Eight Jiao Four Fen (RMB: 13,806,677.84) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.
(II) Execution
After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

M

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102626057

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                  Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                     Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5703, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 250.72 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Three Thousand Six Hundred and Seventy-seven Yuan Six Jiao Two Fen (RMB 43,677.62)

Total Premise Price (RMB)	RMB: Ten Million Nine Hundred and Fifty Thousand Eight Hundred and Fifty-two Yuan Eight Jiao Nine Fen (RMB: 10,950,852.89)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Ten Million Nine Hundred and Fifty Thousand Eight Hundred and Fifty-two Yuan Eight Jiao Nine Fen (RMB: 10,950,852.89) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102625055

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)

Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                          Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5702, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 286.7 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty-Three Thousand Four Hundred and Twenty-eight Yuan Seven Jiao Six Fen (RMB 43,428.76)

Total Premise Price (RMB)	RMB: Twelve Million Four Hundred and Fifty-one Thousand and Twenty-five Yuan Four Jiao Nine Fen (RMB: 12,451,025.49)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Twelve Million Four Hundred and Fifty-one Thousand and Twenty-five Yuan Four Jiao Nine Fen (RMB: 12,451,025.49) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

(The remainder of this page is intentionally left blank)

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Commodity Premises Subscription Form

No.: 102624054

Adhering to the principles of equality, free will and good faith, Party A and Party B (collectively, the “Parties”), through consultation, agree as follows with respect to Party B’s subscription of the commodity premises under this Subscription Form from Party A:

I. Basic information of the Parties and information of subscription of the premise

Party A:	Hangzhou Shimao Ruiying Real Estate Co., Ltd. Contact Information: [***] /s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)
Party B:

Name: Zhejiang Fengji Technology Co., Ltd.

Business License Number: 91330109 MA2HXY092F

Date of Birth:                                         Gender: Male                                         Nationality: Chinese

Contact Address: [***]                                                                                  Postcode:

Contact No.: [***]                                                                                                   Fax:

[Authorized Agent, Legal Representative, Legal Agent] Name:

Certificate No.:                                         Contact No.:                                                      Fax:

/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Subscription of the Premise	Room 5701, Unit 1, Building 3 Wisdom Gate Center. Purpose of the premise: Office

Forecasted Building Area	Forecasted Building Area in total: 240.73 square meters

Building Area of the Premise (RMB/m2)	RMB: Forty Thousand Eight Hundred and Fifteen Yuan Six Jiao Five Fen (RMB 40,815.65)

Total Premise Price (RMB)	RMB: Nine Million Eight Hundred and Twenty-five Thousand Five Hundred and Fifty-one Yuan Four Jiao Two Fen (RMB: 9,825,551.42)

Note: 1. The Parties agree that in the event of any error and discrepancy found in the aforesaid calculation, it shall be subject to a Contract on Purchase and Sale of Commodity Premises finally signed by the Parties.

2. Since the value-added tax has been included in the premise price (including unit price and total price), Party A has the right to determine the calculation method of value-added tax at its own discretion according to relevant laws and regulations on taxation. Non-general VAT taxpayers may only apply for a general VAT invoice. If Party B is a general VAT taxpayer and requests a special VAT invoice, Party B shall submit an application form for Special VAT Invoice to Party A. In the event that Party B fails to submit such application form for Special VAT Invoice, it will be deemed that no special VAT invoice is required, and Party A has the right to issue a general VAT invoice at its own discretion.

II. Execution and Payment

(I) Payment method: lump-sum payment

Lump-sum payment: the total price of Nine Million Eight Hundred and Twenty-five Thousand Five Hundred and Fifty-one Yuan Four Jiao Two Fen (RMB: 9,825,551.42) (including deposit) shall be paid by Party B within 7 days upon the execution of this form.

(II) Execution

After Party B has paid the first installment or total amount in a lump-sum manner (in case of lump-sum payment), Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and other relevant documents.

Note:

1.

The deposit of this Subscription Form and the above premise price shall be remitted directly to the bank account designated by Party A. Promissory notes/checks need to be ratified after confirmation of the amounts by the relevant bank. If the deposit fails to be paid in full, Party A shall have the right to handle in accordance with Article III.3 of this Subscription Form. If the payment is made in foreign currency, the RMB amount actually received by Party A after foreign exchange settlement shall be the amount actually received by Party A; the difference between the amount actually received and the amount payable shall be refunded for any overpayment or be made up for any deficiency.

2.	If Party B is an entity other than an individual, Party A shall only accept bank promissory notes and transfer checks, and shall not accept any payment in cash.

III. Others

1.

To ensure that Party B is entitled to the preemptive right to purchase the premise sold by Party A, Party B is willing to pay a deposit of RMB 400,000.0 (four hundred thousand RMB) upon the execution of this Subscription Form, as guarantee for the Parties to sign the Contract on Purchase and Sale of Commodity Premises. The deposit of intent (if any) paid by Party B to Party A shall be automatically converted to deposit after this Subscription Form comes into effect. After the execution of the Contract on Purchase and Sale of Commodity Premises, the deposit already paid by Party B shall be converted to a part of the first installment of the premise price payable by Party B.

2.

The Parties confirm that the main contents of this Subscription Form shall constitute the main provisions of the Contract on Purchase and Sale of Commodity Premises (which may be changed upon mutual agreement between the Parties). Party B has read and fully understood the contents of Party A’s Contract on Purchase and Sale of Commodity Premises and the relevant documents before signing this Subscription Form and has no objection to the same. Party A has fully informed Party B of the premise status and trading conditions (including but not limited to the payment of the premise price, treatment of area error, delivery standards and time, construction quality, liability for breach of contract and dispute resolutions) covered by this Subscription Form, and Party B clearly understands and accepts the same. In view of this, if Party B refuses to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents based on the reason that he/she has not reached an agreement with Party A, Party A can exercise the relevant rights according to Article III.3 herein.

3.

If Party B fails to completely and properly perform any of the payment obligations as stipulated herein, or fails to sign the Contract on Purchase and Sale of Commodity Premises and the relevant documents with Party A within the period as stipulated in this Subscription Form, or fails to provide all the loan materials within the agreed period, Party A shall be entitled to request Party B to continue to perform such contract or resale the premise purchased under this Subscription Form to any third party unconditionally (this Subscription Form shall be automatically terminated without any further notice to Party B), and Party B agrees to use the deposit he/she has paid to compensate Party A for his/her breach of contract.

4.

If Party B has fully performed the obligation of this Subscription Form, while Party A sells the premise purchased by this Subscription Form to any third party without Party B’s consent, Party A shall return the deposit in double to Party B. Both Parties undertake not to claim any liability against the other or make any claim for compensation. This Subscription Form shall be automatically terminated.

5.

This Subscription Form is only applicable to Party B himself/herself. Party B shall not transfer the rights and interests under this Subscription Form to any third party unless Party A’s written consent is obtained.

6.

Party B shall faithfully comply with the payment schedule as provided in Article II of this Subscription Form. If the last day of payment as provided for in this Subscription Form is a bank holiday at the business place of Party A, the payment shall be made on the first bank business day following the holiday.

7.

The contact address provided by Party B shall be accurate and full for Party A to contact Party B at the address. If Party B changes his/her contact address or telephone number, he/she shall notify Party A immediately by registered mail, express mail or completing “Customer Information Change Form” at the sales office of Party A (Party B shall retain Party A’s “Customer Information Change Receipt” after completing the “Customer Information Change Form”). Otherwise, any written notice sent by Party A to the contact address of Party B as indicated in this Subscription Form is deemed to have been received by Party B, and Party B is also liable for any conditions specified by Party A under this transaction, including but not limited to the payment on time for the premise and the delivery of the formal sales contracts.

8.

If, after the execution of this Subscription Form and before the execution of the Contract on Purchase and Sale of Commodity Premises by both Parties, judicial or administrative authorities restrict the transaction rights of this premise according to law, Party B has the right to refuse to sign the Contract on Purchase and Sale of Commodity Premises and Party A shall fully refund the deposit paid by Party B (without interest).

9.

Party B confirms to be aware of all the prohibitive and restrictive policies of the country, local people’s governments at all levels where this premise is located and the relevant functional departments with respect to the examination requirements regarding all the qualifications and conditions of housing purchase and mortgage loans for individuals, families and enterprises (including but not limited to the identity, nationality and registered permanent residence of the buyer, the housing area and number of houses under the name of his/her family members and the housing purchase in other places or overseas), and understands and accepts the adjustment and change of the abovementioned policies by the country and local people’s governments at all levels and the relevant functional departments from time to time. Party B warrants that at any time, Party B has no circumstance of subscriber/buyer which is not allowed or restricted by the prohibitive or restrictive policies and regulations. Party B shall assume full and independent guarantee responsibility for the above issues and is willing to bear all responsibility consequences arising therefrom.

10.

Party B acknowledges that it has a full understanding of the nature, use method, term, surrounding facilities and environmental impact of the premise subscribed, which is expressly agreed and accepted by Party B.

11.

If the premise subscribed by Party B is a parking lot/car park, whether the planned use of such parking lot/car park will be civil air defense or non-civil air defense, depends on specific government’s planning and transaction documents such as the Contract on Purchase and Sale of Commodity Premises in connection with such parking lot/car park signed by the Parties or the right of use transfer agreement in connection with such parking lot/car park signed by both Parties.

12.

Any dispute relating to this Subscription Form shall be subject to the jurisdiction of the people’s court of the place where the premise is located, and the laws of the People’s Republic of China shall apply.

13.

This Subscription Form is made in triplicate, becoming effective on the date of signature by the Parties hereto, and the copies are equally authentic. After taking effect, this Subscription Form shall supersede the deposit agreement or contract (if any) signed by the Parties hereto and other legal documents identical in nature with this Subscription Form. The provisions of the Contract on Purchase and Sale of Commodity Premises to be executed by Party A and Party B shall be in conformity with this Subscription Form unless otherwise agreed upon by both Parties. This Subscription Form will become invalid as of the effective date of the Contract on Purchase and Sale of Commodity Premises and the Contract on Purchase and Sale of Commodity Premises shall prevail.

14.

Both Parties confirm that this Subscription Form is the expression of the true intention of both Parties and shall prevail in case of any discrepancy with the Subscription Form for Commodity Premises online signed and filed for a record (if any).

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Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.	Party B:

Marketing Consultant:	[Authorized Agent]

Sales Control Representative:	[Legal Representative]

Authorized Representative:	[Entrusted Representative] (Seal):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date: 2021.6.28	Execution Date: 2021.6.28

Execution Place: Sale Office, Building No.9, Jiangnan Road, Binjiang District, Hangzhou City	Print Date: 28 June 2021

Supplementary Agreement to the Commodity Premises Subscription Form

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.

Party B: Zhejiang Fengji Technology Co., Ltd.

WHEREAS, Party A and Party B entered into a Commodity Premises Subscription Form dated on June 25, 2021, and Party B has subscribed for 16 sets of premises (see Appendix for the specific list of premises, hereinafter referred to as the “Subject Premises”) located in [***], which developed and constructed by Party A. The total construction area is 4,259.4 square meters, and the total purchase price is RMB 161,857,200, which is purchased by Party B in lump sum. Through negotiation, both parties agree as follows regarding the matters not mentioned in the Commodity Premises Subscription Form and the alterations thereof.

1.	The parties hereto agree to adjust the payment terms to:

(1)

Party B shall pay 20% of the total purchase price prior to June 30, 2021, that is, RMB 32,450,000. As RMB 4,000,000 has been paid by Party B on May 28, 2021, the remaining unpaid amount is RMB 28,450,000.

(2)	Party B shall pay 10% of the total purchase price, that is, RMB 16,225,000, prior to September 20, 2021.

(3)	Party B shall pay 20% of the total purchase price, that is, RMB 32,450,000, prior to December 20, 2021.

(4)	Party B shall pay the remaining purchase price of RMB 80,732,200 prior to March 30, 2022.

If Party A satisfies the delivery conditions of the premises during the payment period of Party B, Party B undertakes to pay the remaining purchase price on a lump-sum basis before Party A delivers the premises to Party B. (The specific delivery date shall be subject to the written delivery notice mailed by Party A 15 days in advance.)

2.

Upon full payment of the purchase price as agreed herein, Party B shall go to the sales office of Party A and sign the Contract on Purchase and Sale of Commodity Premises and relevant documents with Party A on the same day.

3.

Within 10 days after Party B makes full payment of the purchase price and both parties sign the Contract on Purchase and Sale of Commodity Premises and relevant documents with respect to the Subject Premises, Party A shall grant 8 underground parking spaces to Party B with the specific parking number designated by Party A. The scope shall be 8 contiguous parking spaces on negative 2/F of the Building 3 in Wisdom Gate Center. The Parties shall enter into a separate parking space agreement with respect to the above complimentary parking spaces.

If Party B does not fail to pay any of the payment hereunder, Party A shall grant another 2 parking spaces to Party B, with the specific scope and parking space number to be designated by Party A.

If the Commodity Premises Subscription Form and this Supplementary Agreement or the Contract on Purchase and Sale of Commodity Premises signed by both parties afterwards and the relevant documents are rescinded or terminated for whatever reasons, all the complimentary parking spaces granted by Party A to Party B shall be cancelled, and the relevant parking space agreement signed by the parties (if any) shall be automatically rescinded or terminated accordingly.

4.	If Party B is overdue in paying the purchase price,

(1)	if the overdue payment is less than 30 days (including the day), Party B shall pay Party A 0.04% of the overdue payment as liquidated damages on a daily basis.

(2)

if the payment is overdue for more than 30 days, Party A shall have the right to rescind the Commodity Premises Subscription Form and this Supplementary Agreement. If Party A rescinds the Commodity Premises Subscription Form and this Supplementary Agreement, Party B shall pay Party A the liquidated damages in the amount of 10% of the total price of RMB 161,857,200 , that is, RMB 16,185,720. If Party A chooses to continue the performance of the Commodity Premises Subscription Form and this Supplementary Agreement, Party B shall pay Party A 0.04% of the overdue payment as liquidated damages on a daily basis.

5.

Party A undertakes to deliver the Subject Premises to Party B before June 30, 2022 (Party B must pay the full purchase price before delivery, otherwise Party B has the right not to deliver the premises). If Party A is overdue in delivering the premises,

(1)	if the delivery is overdue within 30 days (including the day), Party A shall pay Party B 0.04% of the purchase price which has already paid by Party B as liquidated damages on a daily basis.

(2)

if the delivery is overdue for more than 30 days, Party B shall have the right to rescind the Commodity Premises Subscription Form and this Supplementary Agreement. If Party B rescinds the Commodity Premises Subscription Form and this Supplementary Agreement, Party A shall pay Party B the liquidated damages in the amount of 10% of the total price of RMB 161,857,200, that is, RMB 16,185,720. If Party B chooses to continue the performance of the Commodity Premises Subscription Form and this Supplementary Agreement, Party A shall pay Party B 0.04% of the purchase price which has already paid by Party B as liquidated damages on a daily basis.

6.

If Party B is ultimately unable to purchase any of the premises in the listings agreed herein due to Party A, Party B shall have the right to unilaterally terminate the Contract on Purchase and Sale of Commodity Premises and this Supplementary Agreement, and Party A shall pay Party B liquidated damages at the rate of 10% of the total price of RMB 161,857,200, that is RMB 16,185,720. If Party B chooses to continue to perform the Contract on Purchase and Sale of Commodity Premises and this Supplementary Agreement, the price of such premises shall be deducted from the total purchase price payable by Party B in equal amount.

7.	Taxes and other expenses involved in the transaction of the Premises shall be borne by the Parties respectively in accordance with laws and regulations.

8.

The transaction price of the Property is commercial secret of Party A which shall not be disclosed to any third party by Party B without Party A’s written consent, otherwise Party B shall pay Party A RMB 5 million as compensation.

9.

This Supplementary Agreement is a supplement and amendment to the Commodity Premises Subscription Form. If there is any discrepancy between the Commodity Premises Subscription Form and this Supplementary Agreement, this Supplementary Agreement shall prevail. For any matter not mentioned in this Supplementary Agreement, the Commodity Premises Subscription Form shall prevail.

10.

As a result of a Party’s breach of this Supplementary Agreement, all the costs for protecting its rights such as attorney fee, litigation cost, preservation cost, enforcement cost and travel expense incurred by the non- breaching Party in protecting its rights shall be borne by the breaching Party.

11.

Any dispute arising from the performance of the Contract on Purchase and Sale of Commodity Premises and this Supplementary Agreement between the two parties shall first be settled through friendly consultation between the parties. If such consultation fails, either party may submit the dispute to the people’s court at the locality of the Subject Premises for settlement by litigation.

12.

This Supplementary Agreement becomes effective since the affixation of seal by the Parties. This Supplementary Agreement may be executed in 4 counterparts. Party A holds 3 originals, and Party B holds 1 original, and each of which shall have the same legal effect.

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Party A (seal):	Party B (sign):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date of this Agreement: June 25, 2021

Appendix: List of Subject Premises

				June 25, 2021	September 20, 2021	December 20, 2021	March 30, 2022
Premises No.	Area	Discounted Total Price	Discounted Unit Price	20%	10%	20%	50%
3-5601	240.73	8485000	35246.96	1700000	850000	1700000	4235000
3-5602	286.70	10760000	37530.52	2160000	1080000	2160000	5360000
3-5603	250.72	9425000	37591.74	1890000	945000	1890000	4700000
3-5604	286.70	11880000	41437.04	2380000	1190000	2380000	5930000
3-5605	240.73	9965000	41394.92	2000000	1000000	2000000	4965000
3-5606	286.70	11880000	41437.04	2380000	1190000	2380000	5930000
3-5607	250.72	8565000	34161.61	1720000	860000	1720000	4265000
3-5608	286.70	9390000	32752.01	1880000	940000	1880000	4690000
3-5701	240.73	8590000	35683.13	1720000	860000	1720000	4290000
3-5702	286.70	10885000	37966.52	2180000	1090000	2180000	5435000
3-5703	250.72	9575000	38190.01	1920000	960000	1920000	4775000
3-5704	286.70	12070000	42099.76	2420000	1210000	2420000	6020000
3-5705	240.73	10133000	42092.80	2030000	1015000	2030000	5058000
3-5706	286.70	12070000	42099.76	2420000	1210000	2420000	6020000
3-5707	250.72	8672200	34589.18	1740000	870000	1740000	4322200
3-5708	286.70	9512000	33177.54	1910000	955000	1910000	4737000

Total 16 sets	4259.4	161857200	38000.00	32450000	16225000	32450000	80732200

Supplementary Agreement II to the Commodity Premises Subscription Form

Party A: Hangzhou Shimao Ruiying Real Estate Co., Ltd.

Party B: Zhejiang Fengji Technology Co., Ltd.

WHEREAS, Party A and Party B executed the Commodity Premises Subscription Form and the Supplementary Agreement to the Commodity Premises Subscription Form (hereinafter collectively referred to as the “Transaction Agreements”) on June 25, 2021, and Party B has subscribed for 16 sets of premises (see Appendix for the specific list of premises, hereinafter referred to as the “Subject Premises”) located in [***], which developed and constructed by Party A. The total construction area is 4,259.4 square meters, and the total price is RMB 161,857,200, which is purchased by Party B in lump sum. Both parties have agreed on Party B’s payment schedule and relevant liabilities for breach of the Transaction Agreements.

Both parties agree through negotiation to make the following alterations regarding the payment schedule of remaining price and relevant matters:

1.	Party B shall pay the remaining price of RMB 80,732,200 prior to March 11, 2022.

2.

Within 16 days after Party B pays off the price in accordance with Article 1 of this agreement, both parties shall complete the signing of the Contract on Purchase and Sale of Commodity Premises regarding the Subject Premises and conduct the online signing and filing.

3.

Party A agrees that Party B will carry out the decoration construction of the Subject Premises 7 days after both parties have completed the online signing and filing procedures of the Subject Premises pursuant to this agreement.

4.

This supplementary agreement is a supplement and alteration to the Transaction Agreements. If the Transaction Agreements are inconsistent with this agreement, this agreement shall prevail. The contents not stipulated in this agreement (such as overdue payment, overdue delivery, etc.) are still subject to the Transaction Agreements.

5.

Disputes arising from the performance of the Transaction Agreements and this supplementary agreement between both parties shall first be resolved through friendly negotiation between both parties. If the negotiation fails, both parties may submit a lawsuit to the people’s court of the place where the Subject Premises are located for settlement.

6.

This Supplementary Agreement shall enter into force as of the date of seal of both parties. This supplementary agreement may be executed in 4 counterparts. Party A holds 3 originals, and Party B holds 1 original, and each of which shall have the same legal effect.

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Party A (seal):	Party B (sign):

/s/ Hangzhou Shimao Ruiying Real Estate Co., Ltd. (seal)	/s/ Zhejiang Fengji Technology Co., Ltd. (seal)

Execution Date of this Agreement: March 7, 2022